Note 12 - Income Taxes (Details Textual) - USD ($) $ in Thousands	4 Months Ended	6 Months Ended	12 Months Ended
	Dec. 31, 2020	Jun. 30, 2021	Dec. 31, 2020
Effective Income Tax Rate Reconciliation, at Federal Statutory Income Tax Rate, Percent	21.00%	21.00%
Deferred Tax Assets, Valuation Allowance, Total	$ 0	$ 0	$ 0
Deferred Tax Assets, Net of Valuation Allowance, Total	$ 12,880	$ 22,933	$ 12,880
Domestic Tax Authority [Member] | Internal Revenue Service (IRS) [Member]
Open Tax Year		2017	2017 2018 2019